Exhibit 10.1

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT (this “Amendment”) to the Agreement and Plan of Merger dated as of July 9, 2025 (the “Merger Agreement”), is made and entered into as of December 30, 2025 by and among Plutus Financial Group Limited, a Cayman Islands exempted company (“Plutus”), Coders Merger Sub Limited, a Cayman Islands exempted company (“Merger Sub”), and Choco Up Group Holdings Limited, a Cayman Islands exempted company (the “Target”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Merger Agreement.

RECITALS

WHEREAS, Plutus and the Target entered into the Merger Agreement dated as of July 9, 2025 and, by way of a joinder dated August 8, 2025, Merger Sub has acceded to and joined as a party to the Merger Agreement;

WHEREAS, the Merger Agreement provides that it may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Parties;

WHEREAS, the Parties desire to amend the Merger Agreement to extend the Outside Date to allow additional time for the satisfaction or waiver of the conditions to Closing, including obtaining Nasdaq approval of the Listing Application; and

WHEREAS, the Parties have determined that it is advisable and in their respective best interests to enter into this Amendment in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

AGREEMENT

1.	Amendment to Outside Date. Section 9.1(b) of the Merger Agreement is hereby amended and restated in its entirety as follows:

“(b) by any Principal Party if the Closing shall not have occurred by March 31, 2026 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any Principal Party if the action or failure to act of such Principal Party (or in the case of Plutus, any Plutus Party) has been a principal cause of or resulted in the failure of the Closing to occur on or before the Outside Date and such action or failure to act constitutes a breach of this Agreement; provided, further, that in the event that, at the Outside Date, all of the conditions set forth in Sections 8.1 and 8.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, provided that each of such conditions is capable of being satisfied at the Closing), except for the condition set forth in Section 8.1(b), such Principal Party proposing to exercise the right to terminate this Agreement under this Section 9.1(b) shall have engaged in good faith discussion for a period of no less than five (5) Business Days with the other Principal Party on alternative solutions to carry out the commercial intent of the Transactions.”

2.	Effect of Amendment. Except as expressly modified by this Amendment, all terms, conditions and provisions of the Merger Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment shall be deemed to be a part of the Merger Agreement and shall be construed in accordance therewith. This Amendment shall become effective upon execution by all Parties hereto.

3.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

4.	Further Assurances. Each Party shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable to effectuate the terms of this Amendment.

5.	Governing Law. This Amendment and any action, suit, dispute, controversy or claim arising out of this Amendment shall be governed by and construed in accordance with the laws of Hong Kong, except that matters arising out of or relating to the Merger shall be exclusively interpreted, construed and governed by and in accordance with the laws of the Cayman Islands as provided in Section 11.7 of the Merger Agreement.

6.	Consent to Jurisdiction; Arbitration. The Parties hereby agree that Section 11.8 of the Merger Agreement (Consent to Jurisdiction; Waiver of Jury Trial) shall apply to this Amendment mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

PLUTUS

PLUTUS FINANCIAL GROUP LIMITED

By:	/s/ Ting Kin CHEUNG
Name:	Ting Kin CHEUNG
Title:	Director

[Signature Page to Amendment to Merger Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

MERGER SUB

CODERS MERGER SUB LIMITED

By:	/s/ Ting Kin CHEUNG
Name:	Ting Kin CHEUNG
Title:	Authorized Signatory

[Signature Page to Amendment to Merger Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

TARGET

CHOCO UP GROUP HOLDINGS LIMITED

By:	/s/ Percy HUNG
Name:	Percy HUNG
Title:	Director

[Signature Page to Amendment to Merger Agreement]